UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                   FORM N-CSR
                         Certified Shareholder Report of
                   Registered Management Investment Companies

                  Investment Company Act File Number: 811-4653



                     The American Funds Tax-Exempt Series I
               (Exact Name of Registrant as specified in charter)

                             1101 Vermont Avenue, NW
                              Washington, DC 20005
                    (Address of principal executive offices)




       Registrant's telephone number, including area code: (202) 842-5665

                     Date of fiscal year end: July 31, 2004

                     Date of reporting period: July 31, 2004





                              Howard L. Kitzmiller
                                    Secretary
                     The American Funds Tax-Exempt Series I
                             1101 Vermont Avenue, NW
                              Washington, DC 20005
                     (name and address of agent for service)

                       ----------------------------------

                                   Copies to:
                            JULIAN E. MARKHAM, Esq.
                  THOMPSON, O'DONNELL, MARKHAM, NORTON & HANNON
                     1212 New York Avenue, Suite 1000, N.W.
                             Washington, D.C. 20005
                          (Counsel for the Registrant)


ITEM 1 - Reports to Stockholders

Annual report dated July 31, 2004


Logo (The American Fund)
The right choice for the long term(R)

The Tax-Exempt Fund of Maryland
The Tax-Exempt Fund of Virginia

The American Funds Tax-Exempt Series I

(Cover: Aerial view of Annapolis, Maryland.)

Annual report for the year ended July 31, 2004

The Tax-Exempt Fund of Maryland(R) seeks a high level of current income free from Federal and Maryland state income taxes. Additionally, the Fund seeks to preserve capital.

The Tax-Exempt Fund of Virginia(R) seeks a high level of current income free from Federal and Virginia state income taxes. Additionally, the Fund seeks to preserve capital.

These Funds are two of the 29 American Funds, the nation's third-largest mutual fund family. For more than seven decades, Capital Research and Management Company,SM the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

Contents

Letter to shareholders                                                   1
The growth of a $10,000 investment                                       3
The Tax-Exempt Fund of Maryland:   Investment portfolio                  4
                                   Financial statements                  8
The Tax-Exempt Fund of Virginia:   Investment portfolio                 11
                                   Financial statements                 16
Notes to financial statements                                           19
Expense example                                                         26
Board of Trustees and officers                                          28

Figures shown in this report are past results for Class A shares (unless otherwise indicated) and are not predictive of results in future periods. Current and future results may be lower or higher than those shown. Share price and returns will vary, so investors may lose money. For the most current information and month-end results, visit americanfunds.com. Fund results shown, unless otherwise indicated, are at net asset value. If a sales charge (maximum 3.75%) had been deducted, the results would have been lower.

Here are the average annual total returns on a $1,000 investment with all distributions reinvested for periods ended June 30, 2004 (the most recent calendar quarter):

Class A shares                                          1 year  5 years 10 years

Reflecting 3.75%       The Tax-Exempt Fund of Maryland    2.88%  +4.05%   +5.26%
 maximum sales charge  The Tax-Exempt Fund of Virginia    4.09%  +4.17%   +5.14%

At net asset value     The Tax-Exempt Fund of Maryland   +0.93%  +4.85%   +5.66%
                       The Tax-Exempt Fund of Virginia    0.37%  +4.98%   +5.54%

Results for other share classes can be found on page 25. Please see the inside back cover for important information about other share classes.

The Funds' 30-day yields for Class A shares as of August 31, 2004, calculated in accordance with the Securities and Exchange Commission formula, were 3.01% for The Tax-Exempt Fund of Maryland and 2.82% for The Tax-Exempt Fund of Virginia. (This is equivalent to a taxable yield of 5.01% for The Tax-Exempt Fund of Maryland investors in the 39.9% tax bracket, and a taxable yield of 4.60% for The Tax-Exempt Fund of Virginia investors in the 38.7% tax bracket.) The Funds' distribution rates for Class A shares as of that date were 3.58% and 3.24%, respectively. All figures reflect the 3.75% maximum sales charge. The SEC yield reflects the rate at which each Fund is earning income on its current portfolio of securities, while the distribution rate reflects the Funds' past dividends paid to shareholders. Accordingly, the Funds' SEC yields and distribution rates may differ.

Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity. All investments are subject to certain risks. Investments in the Funds are subject to interest rate fluctuations. Additionally, each Fund is more susceptible to factors adversely affecting issuers of its state's tax-exempt securities than a more widely diversified municipal bond fund. Income may be subject to federal alternative minimum taxes. Certain other income, as well as capital gain distributions, may be taxable.

The return of principal in bond funds is not guaranteed. Bond funds have the same interest rate, inflation and credit risks that are associated with the underlying bonds owned by the Funds.

(same picture as cover)

Fellow shareholders:

The Tax-Exempt Fund of Maryland and The Tax-Exempt Fund of Virginia posted solid returns for the fiscal year ended July 31, 2004. Share prices for the Funds rose as municipal bond yields declined for most of the period. Interest rates did rise in the spring, in response to firm economic growth, but then declined modestly as the fiscal year came to a close. The Maryland Fund's share price rose from $15.76 to $15.94. The Virginia Fund's price increased from $16.32 to $16.48. During the period, the Maryland Fund and the Virginia Fund paid income dividends of 63 cents and 60 cents a share, respectively.

If, like most shareholders, you reinvested your dividends, your total return for the 12-month period ended July 31 was 5.2% for the Maryland Fund and 4.7% for the Virginia Fund. Neither Fund paid capital gain distributions during the fiscal year. The chart below highlights the Funds' average annual total returns over longer periods of time and compares them with their benchmark Lipper averages as of July 31, 2004.

                                                      1 year  5 years 10 years

The Tax-Exempt Fund of Maryland                        +5.2%   +5.0%   +5.6%
Lipper Maryland Municipal Debt Funds Average           +4.7%   +4.8%   +5.3%
The Tax-Exempt Fund of Virginia                        +4.7%   +5.1%   +5.5%
Lipper Virginia Municipal Debt Funds Average           +5.0%   +4.9%   +5.5%

The Maryland Fund's tax-free income return with dividends reinvested was 4.1%, equivalent to 6.8% from a taxable investment if you are in the highest combined Federal, state and local tax bracket of 39.9%. If you took your dividends in cash, your income return was 4.0%.

The Virginia Fund's tax-free income return with dividends reinvested of 3.7% was equal to 6.1% if you are in the highest combined Federal and state tax bracket of 38.7%. If you took dividends in cash, your income return was 3.7%.

The Fed and the economy

As is often the case, the pace of future economic activity is difficult to predict and at times economic signals appear mixed. While the U.S. economy has shown solid growth over the past 12 months, more recently, there have been some signs of a slowdown. Consumer spending slowed in the second quarter as the employment picture has been mixed and as higher energy prices pressured households' disposable income. Additionally, as interest rates increased this spring, mortgage refinancing slowed. Despite this slowdown, home sales are robust as interest rates remain at fairly low levels.

The Federal Reserve Board, confident in the sustainable nature of the recovery and in the current belief that the signs of an economic slowdown are temporary, raised the federal funds rate from 1.0% to 1.25% on June 30. This was its first increase in four years. On August 10, after the fiscal year ended, the Fed raised the rate again to 1.5%.

Maryland and Virginia economies and local concerns

Maryland's financial condition is stable and its general obligation bonds continue to be rated Aaa by Moody's Investor Service. The State has participated in the economic recovery, which helped generate a budget surplus in fiscal 2004. A diverse broad-based economy has performed well above average because of a large and expanding Federal government presence. Employment growth has increased in the business services industry and in high-tech and high-wage manufacturing, offsetting declines in old-line manufacturing.

Virginia's economy has improved since last year. Its general obligation bonds have been taken off Moody's Investor Watchlist for possible downgrade. The Commonwealth's bonds were reaffirmed as Aaa and its financial condition was listed as stable. The Virginia economy was hit hard from the high-tech industry's decline and a manufacturing slowdown during the recession. However, Virginia has been showing signs of recovery over the past few months. A relatively high concentration of federal government and related jobs has helped stabilize employment. In addition, the legislature passed a tax reform package to help balance the Commonwealth's budget in 2004-2005.

The Funds' portfolios

The Maryland and Virginia portfolios are conservatively postured and well diversified. Both contain a large number of quality bonds that are highly liquid. On July 31, issues rated Aa/AA or better accounted for 66.4% of the assets in the Maryland portfolio (almost the same as the 66.5% of last year) and for 77.7% in the Virginia portfolio (nearly the same as the 77.1% a year ago). Bonds rated lower than Baa/BBB, which carry greater risk and are owned because they enhance the Funds' income stream and long-term total return potential, represented 10.5% of net assets for Maryland (versus 11.7% a year ago) and 6.2% for Virginia (versus 5.5% last year).

High-yield municipal bonds did well during the past 12 months as the economy continued its strong recovery and investors searched for yield in a low interest rate environment. Maryland's larger holding of high-yield bonds is a key reason that its total return exceeded Virginia's.

The Maryland Fund purchased 18 new holdings while selling or redeeming 12. In the Virginia Fund, 21 new holdings were added and nine were sold or redeemed.

Going forward

It may be difficult for the Funds to match the results of the past few years, which occurred in a period of mostly declining interest rates. If interest rates continue to rise, it is possible that investors could see the Funds' net asset values decline. Over time, however, rising rates will tend to boost the Funds' income return. The Funds would sell lower coupon bonds and reinvest the money in higher coupon issues.

As usual, we recommend that you take a long-term perspective on your municipal bond fund investments.

Sincerely,

(signature)
James H. Lemon, Jr., Chairman

(signature)
Harry J. Lister, Vice Chairman

(signature)
Jeffrey L. Steele, President

September 17, 2004

For current information about the Funds, visit americanfunds.com.


The growth of a $10,000 investment

The American Funds Tax-Exempt Series I

Fund figures, unless otherwise indicated, reflect deduction of the maximum sales charge of 3.75% on the $10,000 investment./1/ Thus, the net amount invested was $9,625./2/

The Tax-Exempt Fund of Maryland

Average annual total returns (for periods ended July 31, 2004)

Assumes reinvestment of all distributions and payment of the 3.75% maximum sales charge at the beginning of the stated periods.

  1 year    5 years  10 years
  +1.25%    +4.19%    +5.20%

(graph showing the rise in value of an initial investment of $10,000 in 1994 to 2004.
                                             MD Muni    Lehman
                         TEFMD     TEFMD     Debt Funds Bros Muni
                         at MOP/5/ at NAV/3/ Average/4/ Bond Index/2/  CPI/6/
-----------------------------------------------------------------------------
 7/31/1994                9,625    10,000    10,000     10,000         10,000
-------------------------------------------------------------------------
-------------------------------------------------------------------------
 7/31/1995               10,360    10,760    10,666     10,787         10,276
-------------------------------------------------------------------------
-------------------------------------------------------------------------
 7/31/1996               10,977    11,402    11,275     11,499         10,580
-------------------------------------------------------------------------
-------------------------------------------------------------------------
 7/31/1997               12,022    12,487    12,300     12,678         10,815
-------------------------------------------------------------------------
-------------------------------------------------------------------------
 7/31/1998               12,728    13,220    12,941     13,438         10,997
-------------------------------------------------------------------------
-------------------------------------------------------------------------
 7/31/1999               13,017    13,520    13,165     13,824         11,233
-------------------------------------------------------------------------
-------------------------------------------------------------------------
 7/31/2000               13,281    13,795    13,481     14,420         11,644
-------------------------------------------------------------------------
-------------------------------------------------------------------------
 7/31/2001               14,446    15,005    14,716     15,874         11,961
-------------------------------------------------------------------------
-------------------------------------------------------------------------
 7/31/2002               15,334    15,926    15,560     16,939         12,136
-------------------------------------------------------------------------
-------------------------------------------------------------------------
 7/31/2003               15,790    16,401    15,995     17,549         12,392
-------------------------------------------------------------------------
-------------------------------------------------------------------------
 7/31/2004               16,607    17,249    16,781     18,565         12,763
-------------------------------------------------------------------------



Fiscal year ended July 31)

The Tax-Exempt Fund of Virginia

Average annual total returns (for periods ended July 31, 2004)

Assumes reinvestment of all distributions and payment of the 3.75% maximum sales charge at the beginning of the stated periods.

  1 year    5 years  10 years
  +0.71%    +4.31%    +5.08%

(graph showing the rise in value of an initial investment of $10,000 in 1994 to 2004.
                                   VA Muni    Lehman
               TEFVA     TEFVA     Debt Funds Bros Muni
               at MOP/5/ at NAV/3/ Average/4/ Bond Index/2/  CPI/6/
------------------------------------------------------------
7/31/1994      9,625    10,000    10,000      10,000         10,000
------------------------------------------------------------
------------------------------------------------------------
7/31/1995     10,357    10,758    10,679      10,787          10,276
------------------------------------------------------------
------------------------------------------------------------
7/31/1996     10,923    11,346    11,373      11,499         10,580
------------------------------------------------------------
------------------------------------------------------------
7/31/1997     11,919    12,380    12,468      12,678         10,815
------------------------------------------------------------
------------------------------------------------------------
7/31/1998     12,518    13,003    13,222      13,438         10,997
------------------------------------------------------------
------------------------------------------------------------
7/31/1999     12,795    13,291    13,450      13,824         11,233
------------------------------------------------------------
------------------------------------------------------------
7/31/2000     13,210    13,722    13,794      14,420         11,644
------------------------------------------------------------
------------------------------------------------------------
7/31/2001     14,452    15,012    15,043      15,874         11,961
------------------------------------------------------------
------------------------------------------------------------
7/31/2002     15,330    15,923    15,857      16,939         12,136
------------------------------------------------------------
------------------------------------------------------------
7/31/2003     15,685    16,292    16,301      17,549         12,392
------------------------------------------------------------
------------------------------------------------------------
7/31/2004     16,416    17,052    17,152      18,565         12,763
------------------------------------------------------------



/1/ As outlined in the perspectus, the sales charge is reduced for accounts
(and aggregated investments) of $100,000 or more and eliminated for purchases of $1 million or more.

/2/ The maximum initial sales charge was 4.75% prior to January 10, 2000.

/3/ The index is a national index not limited to Maryland or Virginia bonds. It is unmanaged and does not reflect sales charges, commissions or expenses.

/4/ Results at net asset value (not including sales charges.

/5/ With all distributions reinvested. The Lipper averages do not reflect sales charges.

/6/ Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.



There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.

Past results are not predictive of future results. The results shown are before taxes on Fund distributions and sale of Fund shares.


Investment portfolio July 31, 2004

The Tax-Exempt Fund of Maryland

Quality diversification:
Moody's/S&P ratings (best of either)/1/

(Pie chart showing the following pieces:

Aaa/AAA           45.1%
Aa/AA             21.3%
A/A                5.9%
Baa/BBB            9.4%
Lower than Baa/BBB
  or not rated    10.5%

Cash/equivalents   7.8%)

Maturity diversification:/2/

(Pie chart showing the following pieces:

Under a year       7.8%
1 to 10 years     78.5%
10+ to 20 years   10.7%
20+ to 30 years    2.2%
30+ years          0.8%)

Average life /3/ 6.55 years


/1/ If ratings are not available, they are assigned by the Fund's research analysts.

/2/ Securities are included at prerefunded dates, not maturity dates.
/3/ Average life more accurately reflects the potential impact of call options. Should no call options be exercised, the average maturity of the Maryland Fund is 8.04 years.




                                                                                                   Principal      Market
Fixed-income securities -- 92.24%                                                                     amount       value
                                                                                                       (000)       (000)

Maryland
State Issuers
Community Dev. Administration, Dept. of Housing and Community Dev.:
  Housing Rev. Bonds, GNMA Collateralized, Series 2002-B, AMT, 4.85% 2022                             $2,000  $    2,016
  Residential Rev. Bonds, AMT:
    Series 1998-B:  5.00% 2008                                                                         1,610       1,655
                    5.00% 2009                                                                         1,680       1,772
    Series 2001-H:  5.20% 2022                                                                           900         920
                    4.40% 2025                                                                           725         744
  Single-family Program Bonds, First Series 1994, 5.80% 2009                                           1,465       1,468

Dept. of Transportation:
  Consolidated Transportation Bonds:
    Ref. Series 2003, 4.00% 2008                                                                       1,000       1,049
    Series 2002, 5.50% 2017                                                                            2,000       2,273
    Series 2003, 5.25% 2014                                                                            4,000       4,462
  Project Cert. of Part. (Mass Transit Administration Project), Series 2000, AMT, 5.00% 2008           1,420       1,522

Econ. Dev. Corp.:
  Lease Rev. Bonds:
    (Aviation Administration Facs.), Series 2003, AMT, FSA insured: 5.25% 2012                         1,000       1,084
                                                                    5.50% 2013                         1,500       1,651
    (Dept. of Transportation Headquarters Fac.), Series 2002: 5.00% 2014                               1,755       1,888
                                                              5.375% 2019                              1,500       1,620
    (Montgomery County Town Square Parking Garage Project), Series 2002-A, 3.25% 2011                  1,000         983
  Rev. Bonds (Anne Arundel County, MD Golf Course system), Series 2001, 8.25% 2028                     2,000       1,851
  Tax-Exempt Adjustable Mode Solid Waste Disposal Rev. Bonds (Waste Management, Inc. Project),
    Series 2002, AMT, 2.30% 2016 (put 2006)                                                            2,000       1,973
  Utility Infrastructure Rev. Bonds (University of Maryland, College Park Project), Series 2001,
    AMBAC insured:  5.25% 2011                                                                         3,425       3,776
                    5.375% 2015                                                                        2,230       2,435

Energy Fncg. Administration, Limited Obligation Solid Waste Disposal Rev. Bonds (Wheelabrator Water
  Technologies Baltimore LLC Projects), Series 1996, AMT, 6.30% 2010                                   3,500       3,706

G.O. Bonds, State and Local Facs.:
  Capital Improvement Bonds, First Series Loan, Series 2003-A, 5.25% 2016                              1,500       1,678
  First Series Loan:
    Series 2000-H, 5.50% 2010                                                                          2,000       2,253
    Series 2001-H, 5.50% 2011                                                                          1,000       1,127
  Second Series Loan:
    Series 1999-W, 5.00% 2011                                                                            500         542
    Series 1999-X, 5.25% 2012                                                                          2,000       2,203
    Series 2002-B, 5.25% 2009                                                                          1,000       1,100

Health and Higher Educational Facs. Auth.:
  Anne Arundel Medical Center Issue, Rev. Bonds, Series 1998, FSA insured, 5.125% 2028                 1,000       1,014
  Good Samaritan Hospital Issue, Rev. Bonds, Series 1993, 5.70% 2009 (escrowed to maturity)            1,000       1,116
  Howard County General Hospital Issue, Rev. Bonds, Series 1993 (escrowed to maturity): 5.50% 2013     1,845       1,891
                                                                                        5.50% 2021     1,000       1,024
  Institute College of Art Issue, Rev. Bonds, Series 2001, 5.50% 2032                                  1,250       1,264
  Johns Hopkins Medical Institutions Parking Facs. Issue, Parking Rev. Bonds, Series 2001,
    AMBAC insured,  5.00% 2034                                                                           880         882
  Johns Hopkins University Issue, Rev. Ref. Bonds:
    Series 1998, 5.25% 2014                                                                            2,505       2,730
    Series 2001-A:  5.00% 2011                                                                         1,000       1,090
                    5.00% 2013                                                                         1,000       1,076
    Series 2002-A,  5.00% 2032                                                                         1,000       1,004
  LifeBridge Health Issue, Rev. Bonds, Series 2004-A: 5.00% 2012                                       1,000       1,070
                                                      5.25% 2018                                       1,000       1,048
  Medlantic/Helix Issue, Rev. Bonds, Series 1998-B, AMBAC insured, 5.25% 2038                          1,500       1,545
  MedStar Health Issue, Ref. Rev. Bonds, Series 2004: 5.00% 2013                                       1,000       1,022
                                                      5.75% 2016                                       2,000       2,099
                                                      5.50% 2033                                       1,000         974
  Mercy Medical Center Issue, Project and Rev. Ref. Bonds, Series 1996, FSA insured, 6.50% 2013        2,000       2,347
  Mercy Ridge Issue, Rev. Bonds:
    Series 2003-A, 6.00% 2035                                                                          2,000       2,001
    Series 2003-B, 5.00% 2008                                                                          1,000       1,020
  PUMH of Maryland, Inc. Issue, First Mortgage Rev. Bonds (Heron Point of Chestertown),
    Series 1998-A:  5.75% 2019                                                                         1,500       1,476
                    5.75% 2026                                                                         1,640       1,583
  Rev. Ref. Bonds, Adventist HealthCare Issue, Series 2003-A: 5.00% 2012                               1,000       1,012
                                                              5.75% 2025                               1,000       1,002
  Roland Park Place Issue, Ref. and Project Rev. Bonds, Series 1999, 5.50% 2014                          525         532
  Suburban Hospital Issue, Rev. Bonds, Series 2004-A: 5.00% 2008                                       1,500       1,584
                                                      5.00% 2009                                         400         423
  University of Maryland Medical System Issue, Rev. Bonds, Series 2000, 6.75% 2030                     2,000       2,248

Morgan State University, Academic Fees and Auxiliary Facs. Fees Rev. Bonds, Series 2003-A,
  FGIC insured, 5.00% 2020                                                                             1,375       1,447

Northeast Maryland Waste Disposal Auth.:
  Resource Recovery Rev. Bonds (Baltimore RESCO Retrofit Project), Series 1998, AMT, 5.00% 2012        2,500       2,527
  Solid Waste Ref. Rev. Bonds (Montgomery County Solid Waste Disposal System), Series 2003, AMT,
    AMBAC insured:  5.25% 2009                                                                         1,000       1,078
                    5.50% 2010                                                                         2,500       2,729

Transportation Auth.:
  Airport Parking Rev. Bonds, Baltimore/Washington International Airport Projects,
    Series 2002-B, AMT, AMBAC insured, 5.375% 2015                                                     2,000       2,140
  Facs. Project, Transportation Facs. Projects Rev. Bonds, Series 1992, 5.80% 2006                     1,000       1,072

University System, Auxiliary Fac. and Tuition Rev. Bonds:
  Series 2001-B, 4.00% 2013                                                                            1,000       1,016
  Series 2002-A:    5.00% 2013                                                                         1,010       1,095
                    5.125% 2022                                                                        2,000       2,078

Water Quality Fncg. Administration, Revolving Loan Fund Rev. Bonds, Series 1991-B, 0% 2005               700         687

City & County Issuers

Anne Arundel County:
  G.O. Bonds, Series 2002, 5.25% 2012                                                                  1,000       1,113
  Special Obligation Bonds:
    (Arundel Mills Project), Series 1999, 7.10% 2029 (preref. 2009)                                    2,000       2,402
    (National Business Park Project), Series 2000, 7.375% 2028 (preref. 2010)                          1,500       1,845
  Tax Increment Fncg. Bonds (Parole Town Center Project), Series 2002, 5.00% 2012                      1,680       1,679

City of Baltimore, Project and Rev. Ref. Bonds (Water Projects), Series 1994-A, FGIC insured:
    6.00% 2015                                                                                         1,500       1,737
    5.00% 2024                                                                                           410         429

Mayor and City Council of Baltimore:
  Convertible Rev. Ref. Bonds (Baltimore City Parking System Facs.), Series 1996-A, FGIC insured,
    5.90% 2009                                                                                         1,500       1,692
  Port Fac. Rev. Bonds (Consolidation Coal Sales Company Project), Series 1984-B, 6.50% 2011             500         523
  Project and Rev. Ref. Bonds (Water Projects), Series 2002-A, FGIC insured, 5.00% 2021                1,225       1,265

Baltimore County, G.O. Bonds:
  Consolidated Public Improvement Bonds:
    Ref. Series 2002, 5.25% 2010                                                                       2,000       2,227
    Series 2002, 5.25% 2015 (preref. 2012)                                                             3,000       3,346
  Metropolitan Dist. Bonds (67th Issue), 5.00% 2018 (preref. 2011)                                     1,500       1,654

Calvert County (Asbury-Solomons Island Fac.):
  Econ. Dev. Rev. Bonds, Series 1995, 8.625% 2024 (preref. 2005)                                       2,300       2,414
  Econ. Dev. Rev. Ref. Bonds, Series 1997, MBIA insured, 5.00% 2009                                    1,000       1,084

Carroll County:
  EMA Obligated Group Issue (Fairhaven and Copper Ridge), Rev. Ref. Bonds, Series 1999-A,
    Asset Guaranty insured, RADIAN insured, 5.50% 2019                                                 1,265       1,341
  G.O. Bonds, Consolidated Public Improvement Ref. Bonds (Delayed Delivery), Series 2003, 5.00% 2010   1,000       1,098

Frederick County:
  G.O. Public Facs. Bonds, Series 2000, 5.10% 2017                                                     1,000       1,073
  Special Obligation Bonds (Urbana Community Dev. Auth.):
    Series 1998, 6.625% 2025                                                                           3,000       3,108
    Series 2004-A, 5.95% 2030                                                                          1,000         995
  Subordinate Special Obligation Bonds (Urbana Community Dev. Auth.), Series 2004-B, 6.25% 2030        1,461       1,454

Howard County, G.O. Bonds, Consolidated Public Improvement Project and Ref. Bonds,
  Series 2002-A:    5.25% 2014                                                                           795         879
                    5.25% 2014 (preref. 2012)                                                            205         228

Montgomery County:
  Econ. Dev. Rev. Bonds (Trinity Health Credit Group), Series 2001, 5.50% 2016                         1,000       1,077
  G.O. Consolidated Public Improvement Bonds:
    Series 2000-A, 5.30% 2013 (preref. 2010)                                                           1,000       1,115
    Series 2001-A:  4.75% 2011                                                                         1,000       1,083
                    4.75% 2012                                                                         1,000       1,082
                    5.25% 2015                                                                         2,000       2,177
  Housing Opportunities Commission:
    Housing Dev. Bonds (The Metropolitan), Issue 1995-A, 6.10% 2015                                    2,025       2,093
    Single-family Mortgage Rev. Bonds, Series 1998-B: 4.80% 2009                                         495         506
                                                      4.90% 2010                                         415         438
  Northeast Maryland Waste Disposal Auth., Solid Waste Rev. Bonds (Resource Recovery Project),
    Series 1993-A, AMT, 6.00% 2007                                                                     1,000       1,071
  Rev. Auth., Golf Course System Rev. Bonds, Series 1996-A, 6.00% 2014 (preref. 2006)                  2,355       2,597
  Solid Waste Disposal System Ref. Rev. Bonds, Series 2003-A, AMBAC insured, 5.00% 2013                1,000       1,090
  Special Obligation Bonds:
    (Kingsview Village Center Dev. Dist.), Series 1999, 6.90% 2021                                     2,305       2,403
    (West Germantown Dev. Dist.):
                    Senior Series 2002-A, RADIAN insured, 5.375% 2020                                    750         789
                    Junior Series 2002-B, 6.70% 2027                                                   1,690       1,721

Prince George's County:
  (Dimensions Health Corp. Issue), Project and Rev. Ref. Bonds, Series 1994, 5.375% 2014               2,985       2,368
  Housing Auth., Mortgage Rev. Bonds, AMT:
    (GNMA Collateralized-Langley Garden Apartments Project), Series 1997-A, 5.60% 2017                 1,130       1,191
    (GNMA Collateralized-Windsor Crossing Apartments Project), Series 2002-A: 3.90% 2012                 515         517
                                                                              5.00% 2023               1,000       1,009
    GNMA/FNMA Collateralized Single-family Mortgage Rev. Bonds, Series 1998-A, 4.65% 2019                845         865
  Industrial Dev. Auth. Lease Rev. Ref. Bonds (Upper Marlboro Justice Center Project),
    Series 2003-A, MBIA insured, 5.00% 2014                                                            1,500       1,623
  Special Obligation Bonds (Woodview Village Infrastructure Improvements),
    Series 1997-A, 8.00% 2026                                                                          1,795       1,941

Washington Suburban Sanitary Dist., Montgomery and Prince George's Counties:
  G.O. Bonds:
    Ref. Bonds of 1997, 5.75% 2017                                                                     1,510       1,757
    Ref. Bonds of 2001, 4.50% 2015                                                                     3,000       3,097
  Sewage Disposal Ref. Bonds of 2003, 5.00% 2012                                                       1,000       1,101

District of Columbia

Washington Metropolitan Area Transit Auth., Gross Rev. Transit Ref. Bonds, Series 1993,
  FGIC insured, 6.00% 2008                                                                             1,480       1,658

Puerto Rico

Electric Power Auth.:
  Rev. Bonds, Series DD, FSA insured, 4.50% 2019                                                       1,000       1,011
  Rev. Ref. Bonds:
    Series GG, FSA insured, 4.75% 2021                                                                 1,020       1,039
    Series KK, XLCA insured, 5.00% 2011                                                                1,000       1,096
    Series Y, MBIA insured, 7.00% 2007                                                                 1,000       1,131

Highways and Transportation Auth., Highway Rev. Ref. Bonds, Series AA,
    FSA insured, 5.00% 2026 (put 2010)                                                                 1,000       1,080

Industrial, Medical, Higher Education and Environmental Pollution Control Facs. Fncg. Auth.,
    Special Fac. Rev. Bonds (American Airlines, Inc. Project), Series 1985 A, 6.45% 2025                 500         336

Public Fin. Corp. (Commonwealth Appropriation Bonds):
  Series 2001-E:    6.00% 2026                                                                           455         512
                    6.00% 2026 (escrowed to maturity)                                                     45          51
  Series  2004-A, FGIC insured, 5.25% 2031 (put 2012)                                                  2,500       2,728

Public Improvement Ref. Bonds (G.O. Bonds), Series 1998, 5.00% 2007                                      500         534

Virgin Islands

Public Fin. Auth.:
  Rev. and Ref. Bonds (Matching Fund Loan Notes), Senior Lien, Series 1998-A: 5.20% 2009               1,500       1,606
                                                                              5.20% 2010               1,000       1,061
  Rev. Bonds (Virgin Islands Gross Receipts Taxes Loan Note), Series 2003-A, FSA insured, 5.25% 2017   1,000       1,098

Total fixed-income securities (cost: $177,029,000)                                                               182,935


Short-term securities -- 6.35%

Baltimore County, Rev. Bonds (Oak Crest Village, Inc. Project), Series 1999-A, 1.09% 2029<F1>          3,390       3,390

Econ. Dev. Corp., Rev. Bonds (CHFCollege Park, LLCSouth Campus Project),
    Series 2000-A, 1.08% 2032<F1>                                                                        925         925

Health and Higher Educational Facs. Auth.:
  Pooled Loan Program Rev. Bonds, Series 1994-D, 1.08% 2029<F1>                                        2,475       2,475
  Rev. Bonds, Charlestown Community Issue, Series 1998-A, 1.07% 2028<F1>                                 300         300
Howard County, Consolidated Public Improvement Commercial Paper Anticipation Notes,
    Series C, 1.12% 9/08/2004                                                                          1,000       1,000

County Commissioners of Washington County, Demand Bonds (LSN/TLS Obligated Group Project),
  Series 2003-E, 1.08% 2033<F1>                                                                          700         700

Washington Suburban Sanitary Dist., (Montgomery and Prince George's Counties), G.O. Multi-Modal Bond
  Anticipation Notes, 2003 Series B, 1.06% 2023<F1>                                                    3,800       3,800

Total short-term securities (cost: $12,590,000)                                                                   12,590

Total investment securities (cost: $189,619,000)                                                                 195,525

Other assets less liabilities                                                                                      2,801

Net assets                                                                                                      $198,326

<F1> Coupon rate may change periodically; the date of the next scheduled coupon rate change is considered to be the maturity date.

See Notes to Financial Statements

Key to abbreviations

AMT              = Alternative Minimum Tax
Auth.            = Authority
Cert. of Part.   = Certificates of Participation
Dept.            = Department
Dev.             = Development
Dist.            = District
Econ.            = Economic
Fac.             = Facility
Facs.            = Facilities
Fin.             = Finance
Fncg.            = Financing
G.O.             = General Obligation
Preref.          = Prerefunded
Ref.             = Refunding
Rev.             = Revenue

Financial statements

The Tax-Exempt Fund of Maryland

Statement of assets and liabilities at July 31, 2004
                                               (dollars and shares in thousands,
                                                       except per-share amounts)
Assets:
  Investment securities at market (cost: $189,619)                      $195,525
  Cash                                                                     1,286
  Receivables for:
    Sales of Fund's shares                                   $   443
    Interest                                                   1,909       2,352
                                                                         199,163
Liabilities:
  Payables for:
    Purchases of investments                                     428
    Repurchases of Fund's shares                                   7
    Dividends on Fund's shares                                   203
    Management services                                           62
    Services provided by affiliates                              116
    Deferred Trustees' compensation                               20
    Other fees and expenses                                        1         837
Net assets at July 31, 2004                                             $198,326

Net assets consist of:
  Capital paid in on shares of beneficial interest                      $192,266
  Undistributed net investment income                                        175
  Distributions in excess of net realized gains                             (21)
  Net unrealized appreciation                                              5,906
Net assets at July 31, 2004                                             $198,326


Shares of beneficial interest issued and outstanding unlimited shares authorized, 12,440 total shares outstanding
                                                   Shares   Net asset value
                              Net assets      outstanding     per share/1/

Class A                         $154,182            9,671            $15.94
Class B                           18,580            1,165             15.94
Class C                           17,331            1,087             15.94
Class F                            4,938              310             15.94
Class R-5                          3,295              207             15.94



/1/ Maximum offering price and redemption price per share were equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $16.56.


See Notes to Financial Statements

Statement of operations for the year ended July 31, 2004

                                                          (dollars in thousands)
Investment income:
  Income:
    Interest                                                              $9,204
  Fees and expenses:
    Investment advisory services                                $414
    Business management services                                 328
    Distribution services                                        735
    Transfer agent services                                       44
    Administrative services                                       34
    Reports to shareholders                                       33
    Registration statement and prospectus                         14
    Postage, stationery and supplies                              10
    Trustees' compensation                                        19
    Auditing and legal                                            37
    Custodian                                                      4
    Federal and state income taxes                                 3
    Other                                                         12       1,687
  Net investment income                                                    7,517

Net realized gain and unrealized appreciation on investments:
  Net realized gain on investments                                            75
  Net unrealized appreciation on investments                               2,036
    Net realized gain and unrealized appreciation on investments           2,111
Net increase in net assets resulting from operations                      $9,628

Statement of changes in net assets

                                                          (dollars in thousands)
                                                              Year ended July 31
                                                               2004         2003
Operations:
  Net investment income                                  $    7,517    $   6,923
  Net realized gain on investments                               75           90
  Net unrealized appreciation (depreciation) on investments   2,036      (2,279)
    Net increase in net assets resulting from operations      9,628        4,734

Dividends and distributions paid or accrued to shareholders:
  Dividends from net investment income                       (7,428 )    (6,911)
  Distributions from net realized gain on investments                      (244)
    Total dividends and distributions paid or
      accrued to shareholders                               (7,428)      (7,155)

Capital share transactions                                    2,641       35,007

Total increase in net assets                                  4,841       32,586

Net assets:
  Beginning of year                                         193,485      160,899
  End of year (including undistributed net investment
    income: $175 and $96, respectively)                    $198,326     $193,485


See Notes to Financial Statements

Financial highlights/1/
The Tax-Exempt Fund of Maryland



                                Income from               Dividends and
                         investment operations/2/         distributions
                                           Net
                                          gains
                                        (losses)            Divi-
                         Net            on secur   Total    dends             Total                       Net     Ratio    Ratio
                        Asset             ities    from     (from   Distri-   divi-     Net             assets   of ex-   of net
                        value     Net     (both   invest-    net    butions   dends    asset            end of   penses   income
                       begin-   invest- realized   ment    invest-   (from     and    value,    Total   period  to aver- to aver-
                       ning of   ment    and un-   oper-    ment    capital  distri-  end of   return     (in    age net  age net
                       period   income  realized) ations   income)  gains)   butions  period    /3/    millions) assets   assets


Class A:
Year ended 7/31/2004   $15.76     $.64    $ .17    $ .81    $(.63) $ --       $(.63)  $15.94     5.17%    $154      .72%    3.97%
Year ended 7/31/2003    15.93      .62     (.15)     .47     (.62)    (.02)    (.64)   15.76     2.98      156      .73     3.87
Year ended 7/31/2002    15.68      .69      .25      .94     (.69)   --        (.69)   15.93     6.14      139      .75     4.40
Year ended 7/31/2001    15.12      .74      .56     1.30     (.74)   --        (.74)   15.68     8.77      119      .80     4.77
Year ended 7/31/2000    15.57      .74     (.45)     .29     (.74)   --        (.74)   15.12     2.03      100      .82     4.92

Class B:
Year ended 7/31/2004    15.76      .52      .17      .69     (.51)   --        (.51)   15.94     4.40       19     1.48     3.21
Year ended 7/31/2003    15.93      .50     (.15)     .35     (.50)    (.02)    (.52)   15.76     2.22       18     1.48     3.09
Year ended 7/31/2002    15.68      .57      .25      .82     (.57)   --        (.57)   15.93     5.35       11     1.49     3.62
Year ended 7/31/2001    15.12      .62      .56     1.18     (.62)   --        (.62)   15.68     7.96        4     1.54     3.91
Period from 3/15/2000
  to 7/31/2000          15.01      .16      .18      .34     (.23)   --        (.23)   15.12     2.26        1      .58     1.32


Class C:
Year ended 7/31/2004    15.76      .50      .17      .67     (.49)   --        (.49)   15.94     4.27       17     1.60     3.09
Year ended 7/31/2003    15.93      .48     (.15)     .33     (.48)    (.02)    (.50)   15.76     2.09       13     1.61     2.97
Year ended 7/31/2002    15.68      .55      .25      .80     (.55)   --        (.55)   15.93     5.20        6     1.64     3.51
Period from 4/12/2001
  to 7/31/2001          15.49      .15      .20      .35     (.16)   --        (.16)   15.68     2.29        1      .49     1.02


Class F:
Year ended 7/31/2004    15.76      .62      .17      .79     (.61)   --        (.61)   15.94     5.04        5      .85     3.85
Year ended 7/31/2003    15.93      .60     (.15)     .45     (.60)    (.02)    (.62)   15.76     2.84        3      .86     3.73
Year ended 7/31/2002    15.68      .64      .25      .89     (.64)   --        (.64)   15.93     5.81        2      .99     4.18
Period from 6/15/2001
  to 7/31/2001          15.59      .07      .09      .16     (.07)   --        (.07)   15.68     1.03    --/4/      .14      .45


Class R-5:
Year ended 7/31/2004    15.76      .67      .17      .84     (.66)   --        (.66)   15.94     5.36        3      .54     4.15
Year ended 7/31/2003    15.93      .65     (.15)     .50     (.65)    (.02)    (.67)   15.76     3.16        3      .55     4.06
Period from 7/15/2002
  to 7/31/2002          15.91      .03      .02      .05     (.03)   --        (.03)   15.93      .31        3      .02      .18


                                                        Year ended July 31
                                                   2004  2003  2002  2001  2000

Portfolio turnover rate for all classes of shares   11%   8%    5%    16%   12%


/1/ Based on operations for the period shown (unless otherwise noted) and, accordingly, may not be representative of a full year.

/2/ Based on average shares outstanding.

/3/ Total returns exclude all sales charges, including contingent deferred sales charges.

/4/ Amount less than $1 million.


See Notes to Financial Statements


Investment portfolio July 31, 2004

The Tax-Exempt Fund of Virginia

Quality diversification:

Moody's/S&P ratings (best of either)/1/

(pie chart showing the following pieces:

Aaa/AAA           39.4%
Aa/AA             38.3%
A/A                5.9%
Baa/BBB            5.4%
Lower than Baa/BBB
  or not rated     6.2%
Cash/equivalents   4.8%)

Maturity diversification:/2/

(pie chart showing the following pieces:

Under a year       4.8%
1 to 10 years     86.0%
10+ to 20 years    8.8%
20+ to 30 years    0.4%)

Average life/3/ 6.31 years


/1/ If ratings are not available, they are assigned by the Fund's research analysts.

/2/ Securities are included at prerefunded dates, not maturity dates.

/3/ Average life more accurately reflects the potential impact of call options. Should no call options be exercised, the average maturity of the Virginia Fund is 7.37 years.



                                                                                                   Principal      Market
Fixed-income securities -- 95.17%                                                                     amount       value
                                                                                                       (000)       (000)

Virginia
State Issuers

Big Stone Gap, Redev. and Housing Auth., Commonwealth of Virginia Correctional Fac.
  Lease Rev. Bonds: (Wallens Ridge Dev. Project), Series 1995, 5.25% 2010                             $1,600  $    1,694
  Series 2003, 5.00% 2014                                                                              1,000       1,085

College Building Auth.:
  Educational Facs. Rev. and Ref. Bonds:
    (Hampden-Sydney College Project), Series 1998, MBIA insured, 5.00% 2016                              500         527
    (Hampton University Project), Series 2003: 5.00% 2013                                              1,000       1,076
                                               5.00% 2014                                              1,815       1,941
  Educational Facs. Rev. Bonds:
    (21st Century College Program), Series 1998, 5.00% 2017                                            1,000       1,048
    (Public Higher Education Fncg. Program), Series 2002-A, 5.00% 2011                                 1,530       1,675
    (University of Richmond Project), (put 2009):
                    Series 2002-A, 5.00% 2032                                                          3,500       3,772
                    Series 2002-B, 5.00% 2032                                                          2,000       2,155
    (Washington and Lee University Project), Series 2001, 5.375% 2021                                  1,000       1,113

Commonwealth Transportation Board:
  Federal Highway Reimbursement Anticipation Notes:
    Series 2000, 5.50% 2010                                                                            1,300       1,460
    Series 2002, 5.00% 2011                                                                            1,000       1,095
  Transportation Rev. Bonds (U.S. Route 58 Corridor Dev. Program), Series
1999-B, 5.50% 2013                                                                                     4,750       5,261

G.O. Bonds, Series 1997, 5.00% 2012                                                                      940       1,003

Housing Dev. Auth.:
  Commonwealth Mortgage Bonds:
    Series 1998-E, Sub-series E-4, 4.50% 2005                                                          1,190       1,205
    Series 2000-A, Sub-series A-4, AMT, 5.30% 2010                                                     2,160       2,160
    Series 2004-A1, AMT, 4.00% 2015                                                                    1,300       1,255
    Series 2004-A1, AMT, 4.15% 2017                                                                    1,100       1,064
    Series 2001-J, Sub-series J-1, MBIA insured: 4.55% 2010                                            1,000       1,042
                                                 4.65% 2011                                            1,000       1,042
  Multi-family Housing Bonds:
    Series 1996-B, 5.95% 2016                                                                          1,000       1,039
    Series 1997-B, AMT, 5.80% 2010                                                                     1,185       1,229
    Series 1998-I, AMT: 4.60% 2009                                                                     1,320       1,381
                        4.70% 2010                                                                     1,240       1,293
    Rental Housing Bonds, Series 2001-K, AMT, 5.00% 2017                                                 825         851

Northern Virginia Transportation Dist. Commission (Virginia Railway Express Project),
  Commuter Rail Rev. Ref. Bonds, Series 1998, FSA insured: 5.375% 2011                                 1,000       1,100
                                                           5.375% 2014                                 1,000       1,100

Peninsula Ports Auth.:
  Coal Terminal Rev. Ref. Bonds (Dominion Terminal Associates Project  DETC Issue),
    Series 2003, 3.30% 2033 (put 2008)                                                                 1,000         991
  Health System Rev. Ref. Bonds (Riverside Health System Project), Series 1998: 5.00% 2008             1,200       1,287
                                                                                5.00% 2009             1,100       1,183

Port Auth., Commonwealth Port Fund Rev. Bonds (2002 Resolution), Series 2002, AMT: 5.00% 2012          1,000       1,075
                                                                                   5.00% 2013          3,700       3,962

Public Building Auth., Public Facs. Rev. Bonds:
  Series 1998-B:    5.00% 2010                                                                         1,000       1,072
                    5.00% 2011                                                                         2,100       2,250
  Series 2000-A, 5.75% 2016                                                                            1,000       1,118
  Series 2004-A, 5.00% 2010                                                                            2,000       2,188

Public School Auth., School Fncg. Bonds:
  1991 Resolution, Series 1994-A, 6.20% 2014 (preref. 2004)                                            1,500       1,530
  1997 Resolution:
    Series 1998-A, 5.25% 2007                                                                          2,000       2,164
    Series 1998-B, 4.50% 2009                                                                          3,000       3,191
    Series 2002-A, 5.00% 2014                                                                          1,000       1,075

Rector and Visitors of the University of Virginia, General Rev. Pledge Bonds,
    Series 2003-B:  5.00% 2016                                                                         1,000       1,072
                    5.00% 2017                                                                         1,480       1,578

Resources Auth.:
  Clean Water State Revolving Fund Rev. Bonds, Series 2000, 5.25% 2015                                 1,000       1,092
  Infrastructure Rev. Bonds (Pooled Loan Bond Program):
    Series 2001-B, AMT, FSA insured, 4.375% 2010                                                       1,490       1,553
    Series 2002-A, 5.25% 2014                                                                          1,460       1,596
    Series 2003, 5.00% 2020                                                                            2,000       2,094
    Series 2003-B, AMT, MBIA insured, 5.00% 2016                                                       1,000       1,046

Southeastern Public Service Auth., Senior Rev. Ref. Bonds, Series 1998, AMBAC insured, 5.00% 2015      4,825       5,223

Virginia Polytechnic Institute and State University, University Services System and General Rev.
  Pledge Bonds, Series 1996-C, 5.35% 2009                                                              1,000       1,081

City & County Issuers

Industrial Dev. Auth. of the Town of Abingdon, Hospital Fac. Rev. and Ref. Bonds
  (Johnston Memorial Hospital), Series 1998: 5.00% 2008                                                1,015       1,084
                                             5.00% 2009                                                1,020       1,092

Arlington County:
  G.O. Ref. Bonds, Series 1993: 6.00% 2011                                                             1,000       1,160
                                6.00% 2012                                                             1,000       1,170
  Industrial Dev. Auth., Resource Recovery Rev. Bonds (Alexandria/Arlington
    Waste-to-Energy Fac.), Ogden Martin Systems of Alexandria/Arlington Inc. Project,
    Series 1998-B, AMT, FSA insured, 5.375% 2012                                                       2,785       2,981

Industrial Dev. Auth. of the County of Charles City, AMT:
  Solid Waste Disposal Fac. Rev. Ref. Bonds (USA Waste of Virginia, Inc. Project),
    Series 1999, 4.875% 2009                                                                           2,100       2,158
  Tax-Exempt Adjustable Mode Solid Waste Disposal Rev. Bonds (Waste Management, Inc.),
    Series 2002, 6.25% 2027 (put 2012)                                                                 1,000       1,088

City of Chesapeake:
  G.O. Public Improvement and Ref. Bonds, Series 2001: 5.50% 2009                                      1,300       1,452
                                                       5.50% 2011                                      1,500       1,692
  G.O. Ref. Bonds, Series 1993, 5.40% 2008                                                             1,000       1,103
  G.O. School Ref. Bonds, Series 2003, 5.00% 2013                                                      3,000       3,280

Chesterfield County, Water and Sewer Rev. Ref. Bonds, Series 1992, 6.375% 2009                           330         334

Industrial Dev. Auth. of Danville, Hospital Rev. Bonds (Danville Regional Medical Center):
  Series 1994, FGIC insured, 6.00% 2007 (preref. 2004)                                                $1,000  $    1,018
  Series 1998, AMBAC insured: 5.25% 2012                                                               1,995       2,193
                              5.25% 2013                                                               2,000       2,197
                              5.25% 2028                                                                 720         766

Fairfax County:
  Econ. Dev. Auth., Retirement Community Rev. Bonds (Greenspring Village,
Inc. Fac.),
    Series 1999-A:  6.75% 2012                                                                           500         535
                    7.50% 2029                                                                         2,500       2,650
  Industrial Dev. Auth.:
    Health Care Rev. Ref. Bonds (Inova Health Systems Project), Series 1998-A, 5.00% 2011              1,500       1,576
    Hospital Rev. Ref. Bonds (Inova Health System Hospitals Project), Series 1993-A: 5.00% 2007          750         802
                                                                                     5.00% 2011        1,000       1,078
                                                                                     5.25% 2019        2,500       2,699
                                                                        FSA insured, 5.25% 2019        1,000       1,092
  Redev. and Housing Auth., Multi-family Housing Rev. Bonds (Grand View Apartments Project),
    Series 1998-A, FHA insured, 5.05% 2010                                                               965       1,000
  Water Auth., Water Rev. Ref. Bonds, Series 1997, 5.00% 2021                                          1,000       1,076

City of Fredericksburg, Rev. Bonds (MediCorp Health System Obligated Group),Series 2002-B,5.25% 2027   1,500       1,502

Industrial Dev. Auth. of Halifax County, Hospital Ref. Rev. Bonds (Halifax Regional Hospital, Inc.),
  Series 1998:      4.65% 2007                                                                           600         613
                    4.80% 2009                                                                         1,000       1,021
                    5.00% 2011                                                                         1,000       1,021

City of Hampton:
  Convention Center Rev. Bonds, Series 2002, AMBAC insured: 5.25% 2014                                 1,000       1,090
                                                            5.25% 2015                                 1,500       1,623
  G.O. Public Improvement Ref. Bonds:
    Series 1998:    5.00% 2013                                                                         2,240       2,442
                    5.00% 2014                                                                         1,000       1,088
    Series 2000, 5.25% 2011                                                                            1,000       1,103
  Museum Rev. Ref. Bonds, Series 2004: 4.00% 2009                                                        500         516
                                       5.00% 2012                                                      1,220       1,306

Industrial Dev. Auth. of the County of Hanover, Hospital Rev. Bonds (Memorial Regional Medical Center
  Project at Hanover Medical Park), Series 1995, MBIA insured: 6.50% 2010                              1,375       1,599
                                                               6.375% 2018                             1,500       1,789

Henrico County:
  Water and Sewer System Rev. Ref. Bonds, Series 2002, 4.625% 2013                                       580         616
  Industrial Dev. Auth., Solid Waste Disposal Rev. Bonds (Browning-Ferris Industries of South
    Atlantic, Inc. Project), AMT:
                    Series 1995, 5.30% 2011 (put 2005)                                                 1,000         993
                    Series 1996-A, 5.45% 2014                                                          1,000         924

Industrial Dev. Auth. of Henry County, Hospital Rev. Bonds (Memorial Hospital of Martinsville and
  Henry County), Series 1997, 6.00% 2017 (preref. 2007)                                                1,000       1,096

Industrial Dev. Auth. of King George County, Variable Rate Demand Solid Waste Disposal Rev. Bonds
  (King George Landfill, Inc. Project), Series 2003-A, AMT, 4.10% 2023 (put 2009)                      1,000       1,003

Loudoun County:
  Dulles Town Center, Community Dev. Auth., Special Assessment Bonds (Dulles Town Center Project),
    Series 1998, 6.25% 2026                                                                            2,495       2,524
  G.O. Public Improvement Bonds, Series 2001-B: 5.00% 2012                                             1,000       1,083
                                                5.25% 2015                                               500         542
  G.O. Public Improvement and Ref. Bonds, Series 2002-A, 5.00% 2012                                    1,795       1,974
  Industrial Dev. Auth.:
    Hospital Rev. Bonds (Loudoun Hospital Center), Series 1995, FSA insured, 6.00% 2005                  515         534
    Residential Care Facility Ref. Rev. Bonds, (Falcons Landing Project), Series 2004-A, 6.00% 2024    2,000       2,020
  Sanitation Auth., Water and Sewer System Rev. Bonds, Series 2000, FSA insured, 5.00% 2014            1,185       1,265

City of Manassas, G.O. Bonds, Series 1997-B, AMT, 5.00% 2013                                           1,000       1,076

City of Newport News:
  G.O. General Improvement Ref. Bonds, Series 2003-A, 5.00% 2010                                       1,000       1,093
  G.O. General Improvement and Water Bonds, Series 2002-A, 5.00% 2016                                  1,585       1,695

City of Norfolk, MBIA insured:
  G.O. Bonds, Capital Improvement and Ref. Bonds, Series 2002, 5.00% 2011                              1,000       1,092
  Industrial Dev. Auth., Health Care Rev. Bonds (Bon Secours Health System), Series 1997, 5.00% 2007   1,250       1,339

Norfolk Airport Auth., Airport Rev. Bonds, Series 2001-B, AMT, FGIC insured: 5.375% 2014               1,485       1,575
                                                                             5.375% 2015               1,565       1,658

Peninsula Ports Auth., Health Care Facs. Rev. and Ref. Bonds (Mary Immaculate Project), Series 1994,
  6.875% 2010 (preref. 2004)                                                                           1,900       1,946
Prince William County:
  Virginia Gateway Community Dev. Auth., Special Assessment Bonds, Series 1999, 6.25% 2026             2,470       2,482
  Heritage Hunt Commercial Community Dev. Auth., Special Assessment Bonds:
    Series 1999-A, 6.85% 2019                                                                          1,312       1,364
    Series 1999-B, 7.00% 2029                                                                            480         503
  Industrial Dev. Auth., Hospital Fac. Rev. Bonds, (Potomac Hospital Corp. of Prince William),
    Series 2003, 5.00% 2013                                                                            1,000       1,040
  Service Auth., Water and Sewer System Rev. Ref. Bonds, Series 2003, 5.00% 2014                       1,000       1,091

City of Richmond:
  G.O. Public Improvement Ref. Bonds, Series 2001, FGIC insured, 5.375% 2015                           1,000       1,095
  Public Utility Rev. and Ref. Bonds, Series 1998-A, 5.25% 2009                                        1,500       1,620

Richmond Metropolitan Auth., Expressway Rev. and Ref. Bonds, FGIC insured:
  Series 1998, 5.25% 2012                                                                              1,000       1,110
  Series 2002, 5.25% 2017                                                                              1,120       1,244

Industrial Dev. Auth. of the City of Roanoke, Hospital Rev. Bonds
  (Carilion Health System Obligated Group), Series 2002-A, MBIA insured, 5.50% 2015                    3,500       3,812

City of Virginia Beach:
  Dev. Auth.:
    Health Care Facs. Rev. and Ref. Bonds (Sentara Health System), Series 1998, 5.25% 2011             1,000       1,064
    Hospital Rev. Bonds (Virginia Beach General Hospital Project), Series 1993,
                    AMBAC insured: 6.00% 2011                                                          1,000       1,137
                                   5.125% 2018                                                         2,200       2,372
  G.O. Public Improvement and Ref. Bonds, Series 2002: 5.00% 2015                                      1,500       1,601
                                                       5.00% 2016                                      1,500       1,590
  G.O. Public Improvement Bonds, Series 2001: 5.00% 2012                                               2,425       2,656
                                              5.00% 2013                                               2,425       2,629
  Public Fac. Rev. Bonds (Town Center Project Phase I), Series 2002-A: 5.375% 2017                     1,500       1,630
                                                                       5.00% 2021                      2,000       2,065

Industrial Dev. Auth. of County of Isle of Wight:
  Series 2000-A, 6.60% 2024                                                                              890         943
  Pollution Control Rev. Ref. Bonds (International Paper Co. Projects), Series 2004-A, 4.05% 2014      3,000       2,797
  Riverside Regional Jail Auth., Jail Fac. Rev. Bonds, Series 2003, MBIA insured, 5.00% 2015           1,910       2,051

District of Columbia

Metropolitan Washington Airports Auth., AMT:
  Airport System Rev. and Ref. Bonds, Series 1998-B:
    5.50% 2007                                                                                         1,500       1,607
    MBIA insured, 5.25% 2010                                                                           1,000       1,062
  Airport System Rev. Bonds, Series 2001-A, MBIA insured, 5.50% 2014                                   1,000       1,073
  Airport System Rev. Ref. Bonds:
    Series 2002-D, FSA insured: 5.375% 2013                                                            1,000       1,075
                                5.375% 2014                                                            1,000       1,065
                                5.375% 2016                                                            1,995       2,111
    Series 2003-A, FGIC insured, 5.00% 2008                                                            1,000       1,068
    Series 2004-C-1, FSA insured, 5.00% 2008                                                           1,000       1,067

Puerto Rico

Public Buildings Auth., Government Facs. Rev. Ref. Bonds, Series C, 5.50% 2014                         1,000       1,109

Highways and Transportation Auth., Highway Rev. Ref. Bonds, Series AA:
  FSA insured, 5.00% 2026 (put 2010)                                                                   1,000       1,080
  AMBAC insured, 5.00% 2035 (put 2010)                                                                 1,150       1,242

Public Fin. Corp., (Commonwealth Appropriation Bonds), Series 2004-A, AMBAC insured,
5.25% 2030 (put 2012)                                                                                  1,000       1,091

Virgin Islands

Public Fin. Auth., Rev. and Ref. Bonds (Matching Fund Loan Notes), Senior Lien:
  Series 1998-A, 5.20% 2009                                                                            1,000       1,071
  Series 1998-C:    5.50% 2005                                                                         1,000       1,040
                    5.50% 2007                                                                         1,000       1,074

Total fixed-income securities (cost: $208,082,000)                                                               215,855


Short-term securities -- 4.74%

Alexandria Redev. and Housing Auth., Residential Care Fac. First Mortgage Rev. Bonds
  (Goodwin House), Multi-Mode Series 1996-B, 1.09% 2006<F1>                                            1,120       1,120

Industrial Dev. Auth. of Loudon County, Multi-Modal Rev. Bonds
  (Howard Hughes Medical Institute Issue), Series 2003-A, 1.10% 2038<F1>                               3,300       3,300

City of Newport News, Industrial Dev. Auth., Rev. Bonds (CNU Warwick LLC Student
  Apartments Project), Series 2004, 1.08% 2028<F1>                                                     1,100       1,100

Peninsula Ports Auth., Coal Terminal Rev. Bonds (Dominion Term Assn.) 1.12% 2004                       1,000       1,000

Industrial Dev. Auth. of the City of Roanoke, Hospital Rev. Ref. Bonds
  (Carilion Health System Obligated Group):<F1> Series 2002-C, 1.09% 2027                              1,370       1,370
  Series 2002-D, 1.13% 2027                                                                            2,870       2,870

Total short-term securities (cost: $10,760,000)                                                                   10,760

Total investment securities (cost: $218,842,000)                                                                 226,615

Other assets less liabilities                                                                                        192

Net assets                                                                                                    $  226,807

<F1> Coupon rate may change periodically; the date of the next scheduled coupon rate change is considered to be the maturity date.

See Notes to Financial Statements
Key to abbreviations

AMT              = Alternative Minimum Tax
Auth.            = Authority
Dev.             = Development
Dist.            = District
Econ.            = Economic
Fac.             = Facility
Facs.            = Facilities
Fin.             = Finance
Fncg.            = Financing
G.O.             = General Obligation
Preref.          = Prerefunded
Redev.           = Redevelopment
Ref.             = Refunding
Rev.             = Revenue


Financial statements

The Tax-Exempt Fund of Virginia

Statement of assets and liabilities at July 31, 2004

                                               (dollars and shares in thousands,
                                                       except per-share amounts)
Assets:
  Investment securities at market (cost: $218,842)                      $226,615
  Cash                                                                       110
  Receivables for:
    Sales of Fund's shares                                   $   583
    Interest                                                   2,777       3,360
                                                                         230,085
Liabilities:
  Payables for:
    Purchases of investments                                   1,981
    Repurchases of Fund's shares                                 868
    Dividends on Fund's shares                                   216
    Investment advisory services                                  69
    Services provided by affiliates                              124
    Deferred Trustees' compensation                               19
    Other fees and expenses                                        1       3,278
Net assets at July 31, 2004                                             $226,807

Net assets consist of:
  Capital paid in on shares of beneficial interest                      $219,412
  Undistributed net investment income                                        162
  Accumulated net realized loss                                            (540)
  Net unrealized appreciation                                              7,773
Net assets at July 31, 2004                                             $226,807

Shares of beneficial interest issued and outstanding unlimited shares authorized, 13,760 total shares outstanding

                                                   Shares   Net asset value
                              Net assets      outstanding     per share/1/

Class A                         $188,507           11,436            $16.48
Class B                           13,850              840             16.48
Class C                           14,945              907             16.48
Class F                            7,383              448             16.48
Class R-5                          2,122              129             16.48



/1/ Maximum offering price and redemption price per share were equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $17.12.


See Notes to Financial Statements

Statement of operations for the year ended July 31, 2004

                                                          (dollars in thousands)
Investment income:
  Income:
    Interest                                                              $9,723
  Fees and expenses:
    Investment advisory services                                $459
    Business management services                                 362
    Distribution services                                        779
    Transfer agent services                                       54
    Administrative services                                       36
    Reports to shareholders                                       40
    Registration statement and prospectus                         11
    Postage, stationery and supplies                              10
    Trustees' compensation                                        19
    Auditing and legal                                            37
    Custodian                                                      4
    Other                                                         12       1,823
  Net investment income                                                    7,900

Net realized loss and unrealized appreciation on investments:
  Net realized loss on investments                                          (27)
  Net unrealized appreciation on investments                               1,970
    Net realized loss and unrealized appreciation on investments           1,943
Net increase in net assets resulting from operations                      $9,843


Statement of changes in net assets

                                                          (dollars in thousands)
                                                             Year ended July 31
                                                               2004         2003
Operations:
  Net investment income                                   $    7,900   $   7,478
  Net realized loss on investments                              (27)       (444)
  Net unrealized appreciation (depreciation)
    on investments                                             1,970     (3,051)
    Net increase in net assets resulting from operations       9,843       3,983

Dividends and distributions paid or accrued to shareholders:
  Dividends from net investment income                       (7,895)     (7,439)
  Distributions from net realized gain on investments             --       (429)
    Total dividends and distributions paid or accrued
    to shareholders                                          (7,895)     (7,868)

Capital share transactions                                     2,408      38,924

Total increase in net assets                                   4,356      35,039

Net assets:
  Beginning of year                                          222,451     187,412
  End of year (including undistributed net
    investment income: $162 and $157, respectively)         $226,807    $222,451

See Notes to Financial Statements

Financial highlights/1/

The Tax-Exempt Fund of Virginia


                                Income from               Dividends and
                         investment operations/2/         distributions
                                           Net
                                          gains
                                        (losses)            Divi-
                         Net            on secur   Total    dends             Total                       Net     Ratio    Ratio
                        Asset             ities    from     (from   Distri-   divi-     Net             assets   of ex-   of net
                        value     Net     (both   invest-    net    butions   dends    asset            end of   penses   income
                       begin-   invest- realized   ment    invest-   (from     and    value,    Total   period  to aver- to aver-
                       ning of   ment    and un-   oper-    ment    capital  distri-  end of   return     (in    age net  age net
                       period   income  realized) ations   income)  gains)   butions  period    /3/    millions) assets   assets


Class A:
Year ended 7/31/2004   $16.32     $.60    $ .16    $ .76    $(.60) $ --       $(.60)  $16.48     4.67%    $189      .70%    3.60%
Year ended 7/31/2003    16.57      .60     (.21)     .39     (.60)    (.04)    (.64)   16.32     2.32      189      .71     3.61
Year ended 7/31/2002    16.29      .66      .31      .97     (.66)    (.03)    (.69)   16.57     6.08      169      .73     4.05
Year ended 7/31/2001    15.57      .72      .72     1.44     (.72)   --        (.72)   16.29     9.40      132      .78     4.47
Year ended 7/31/2000    15.82      .74     (.25)     .49     (.74)   --        (.74)   15.57     3.24      114      .80     4.77


Class B:
Year ended 7/31/2004    16.32      .48      .16      .64     (.48)   --        (.48)   16.48     3.90       14     1.45     2.84
Year ended 7/31/2003    16.57      .47     (.21)     .26     (.47)    (.04)    (.51)   16.32     1.56       14     1.46     2.81
Year ended 7/31/2002    16.29      .54      .31      .85     (.54)    (.03)    (.57)   16.57     5.28        7     1.48     3.26
Year ended 7/31/2001    15.57      .59      .72     1.31     (.59)   --        (.59)   16.29     8.56        3     1.51     3.57
Period from 3/15/2000
  to 7/31/2000          15.28      .18      .34      .52     (.23)   --        (.23)   15.57     3.40   --/4/      .59     1.38


Class C:
Year ended 7/31/2004    16.32      .45      .16      .61     (.45)   --        (.45)   16.48     3.77       15     1.58     2.72
Year ended 7/31/2003    16.57      .45     (.21)     .24     (.45)    (.04)    (.49)   16.32     1.43       14     1.60     2.72
Year ended 7/31/2002    16.29      .52      .31      .83     (.52)    (.03)    (.55)   16.57     5.15        8     1.62     3.13
Period from 4/18/2001
  to 7/31/2001          16.01      .14      .29      .43     (.15)   --        (.15)   16.29     2.69        1      .46      .89


Class F:
Year ended 7/31/2004    16.32      .58      .16      .74     (.58)   --        (.58)   16.48     4.54        7      .83     3.48
Year ended 7/31/2003    16.57      .58     (.21)     .37     (.58)    (.04)    (.62)   16.32     2.17        3      .85     3.44
Year ended 7/31/2002    16.29      .56      .31      .87     (.56)    (.03)    (.59)   16.57     5.44        1     1.23     3.51
Period from 4/4/2001
  to 7/31/2001          16.18      .18      .13      .31     (.20)   --        (.20)   16.29     1.95   --/4/      .31     1.26


Class R-5:
Year ended 7/31/2004    16.32      .63      .16      .79     (.63)   --        (.63)   16.48     4.85        2      .52     3.78
Year ended 7/31/2003    16.57      .63     (.21)     .42     (.63)    (.04)    (.67)   16.32     2.49        2      .53     3.79
Period from 7/15/2002
  to 7/31/2002          16.55      .03      .02      .05     (.03)   --        (.03)   16.57      .29        2      .02      .16


                                                        Year ended July 31
                                                   2004  2003  2002  2001  2000

Portfolio turnover rate for all classes of shares   8%    4%    10%   5%    22%


/1/ Based on operations for the period shown (unless otherwise noted) and, accordingly, may not be representative of a full year.

/2/ Based on average shares outstanding.

/3/ Total returns exclude all sales charges, including contingent deferred sales charges.

/4/ Amount less than $1 million.


See Notes to Financial Statements

Notes to financial statements

The American Funds Tax-Exempt Series I

1. Organization and significant accounting policies

Organization -- The American Funds Tax-Exempt Series I (the "Trust") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company and has issued two series of shares, The Tax-Exempt Fund of Maryland and The Tax-Exempt Fund of Virginia (the "Funds"). The Funds seek a high level of current income exempt from Federal and their respective state income taxes. Additionally, each Fund seeks to preserve capital.

The Funds offer five share classes, some of which are offered to limited categories of investors. The Funds' share classes are described below:


                                               Contingent deferred sales
Share class Initial sales charge               charge upon redemption                  Conversion feature

Class A     Up to 3.75%                        None (except 1% for certain             none
            within one year of                 redemtions
            purchase without an
            initial sales charge)

Class B     None                               Declines from 5% to zero for            Class B converts to Class A
            within six years of purchase       redemptions after eight years

Class C     None                               1% for redemptions within               Class C converts to Class F
            of purchase                        one year after 10 years

Class F     None                               None                                    None

Class R-5   None                               None                                    None

Holders of all share classes have equal pro rata rights to assets, dividends and liquidation proceeds. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

Significant accounting policies -- The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Funds:

Security valuation -- Fixed-income securities are valued at prices obtained from an independent pricing service, when such prices are available. However, where the investment adviser deems it appropriate, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. The ability of the issuers of the debt securities held by the Funds to meet their obligations may be affected by economic developments in a specific industry, state or region. Securities and other assets for which representative market quotations are not readily available are fair valued as determined in good faith by authority of the Trust's Board of Trustees. Various factors may be reviewed in order to make a good faith determination of a security's fair value. These factors include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions.

Security transactions and related investment income -- Security transactions are recorded by each Fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the Funds will segregate liquid assets sufficient to meet its payment obligations. Interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations -- Income, fees and expenses (other than class-specific fees and expenses) are allocated daily among the various share classes based on the relative value of their settled shares. Realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

Dividends and distributions to shareholders -- Dividends paid to shareholders are declared daily after the determination of the Funds' net investment income and are paid to shareholders monthly. Distributions paid to shareholders are recorded on the ex-dividend date.

2. Federal income taxation and distributions

The Funds comply with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intend to distribute substantially all of their net taxable income and net capital gains each year. The Funds are not subject to income taxes to the extent such distributions are made. Generally, income earned by the Funds is exempt from Federal income taxes; however, the Funds might earn taxable income from the sale of certain securities purchased at a market discount.

Distributions -- Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as deferred expenses; net capital losses; and amortization of discounts. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Funds. As of July 31, 2004, the cost of investment securities for Federal income tax purposes was $189,490,000 and $218,635,000 for the Maryland Fund and the Virginia Fund, respectively.

During the year ended July 31, 2004, the Maryland Fund reclassified $10,000 from undistributed net investment income to additional paid-in capital to align financial reporting with tax reporting.

As of July 31, 2004, the components of distributable earnings on a tax basis were as follows (dollars in thousands):


  Maryland
  Undistributed net investment income                               $     267
  Short-term capital loss carryforward expiring in 2012                  (21)
  Gross unrealized appreciation on investment securities                7,130
  Gross unrealized depreciation on investment securities              (1,095)
  Net unrealized appreciation on investment securities                  6,035

  Virginia
  Undistributed net investment income                               $     190
  Short-term capital loss carryforward expiring in 2012                 (540)
  Gross unrealized appreciation on investment securities                8,759
  Gross unrealized depreciation on investment securities                (779)
  Net unrealized appreciation on investment securities                  7,980

The capital loss carryforwards shown above will be used to offset any capital gains realized by the Funds in future years through the expiration date. The Funds will not make distributions from capital gains while capital loss carryforwards remain. During the year ended July 31, 2004, the Maryland Fund realized, on a tax basis, a net capital gain of $75,000 and the Virginia Fund realized a net capital loss of $27,000. Also included above are capital losses of $96,000 and $513,000 for the Maryland and Virginia Funds, respectively, that were realized during the period November 1, 2002 through July 31, 2003.

The tax character of distributions paid or accrued to shareholders was as follows (dollars in thousands):

Maryland
                            Distributions     Distributions         Total
                           from tax-exempt   from long-term     distributions
Share class                    income         capital gains    paid or accrued

Year ended July 31, 2004
Class A                        $6,088                --            $6,088
Class B                           596                --               596
Class C                           454                --               454
Class F                           156                --               156
Class R-5                         134                --               134
Total                          $7,428                --            $7,428

Year ended July 31, 2003
Class A                        $5,950              $208            $6,158
Class B                           457                18               475
Class C                           267                10               277
Class F                           108                 4               112
Class R-5                         129                 4               133
Total                          $6,911              $244            $7,155

Virginia
                            Distributions     Distributions         Total
                           from tax-exempt   from long-term     distributions
Share class                    income         capital gains    paid or accrued

Year ended July 31, 2004
Class A                        $6,790                --            $6,790
Class B                           409                --               409
Class C                           403                --               403
Class F                           214                --               214
Class R-5                          79                --                79
Total                          $7,895                --            $7,895

Year ended July 31, 2003
Class A                        $6,656              $378            $7,034
Class B                           301                20               321
Class C                           322                23               345
Class F                            83                 4                87
Class R-5                          77                 4                81
Total                          $7,439              $429            $7,868


3. Fees and transactions with related parties

Business management services -- The Funds have a business management agreement with Washington Management Corporation (WMC). Under this agreement, WMC, a wholly owned subsidiary of The Johnston-Lemon Group, Incorporated (JLG), provides services necessary to carry on the Funds' general administrative and corporate affairs. These services include all executive personnel, clerical staff, office space and equipment and certain accounting and recordkeeping facilities. The agreement provides for monthly fees, accrued daily, based on an annual rate of 0.135% on the first $60 million of each Fund's average net assets and 0.09% on such assets in excess of $60 million. The agreement also provides for monthly fees, based on an annual rate of 1.35% of each Fund's gross investment income (excluding any net capital gains from transactions in portfolio securities). For the year ended July 31, 2004, the business management fee was $328,000 and $362,000, which was equivalent to an annualized rate of 0.167% and 0.160% of average net assets for the Maryland and Virginia Funds, respectively. Johnston, Lemon & Co. Incorporated (JLC), a wholly owned subsidiary of JLG, earned $23,000 and $19,000 on its retail sales of all share classes and distribution plans of the Maryland and Virginia Funds, respectively.

Investment advisory services -- Capital Research and Management Company (CRMC), the Funds' investment adviser, is the parent company of American Funds Service Company (AFS), the Funds' transfer agent, and American Funds Distributors, Inc.
(AFD), the principal underwriter of the Funds' shares. The Investment Advisory Agreement with CRMC provides for monthly fees accrued daily. These fees are based on an annual rate of 0.165% on the first $60 million of each Fund's average daily net assets and 0.120% on such assets in excess of $60 million. The agreement also provides for monthly fees, accrued daily, based on an annual rate of 1.65% of each Fund's monthly gross income. For the year ended July 31, 2004, the investment advisory services fee was $414,000 and $459,000, which was equivalent to an annualized rate of 0.211% and 0.203% of average net assets for the Maryland and Virginia Funds, respectively.

Class-specific fees and expenses -- Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

Distribution services -- The Funds have adopted plans of distribution for all share classes, except Class R-5. Under the plans, the Board of Trustees approves certain categories of expenses that are used to finance activities primarily intended to sell Fund shares. The plans provide for annual expenses, based on a percentage of average daily net assets, ranging from 0.25% to 1.00% as noted on the next page. In some cases, the Board of Trustees has approved expense amounts lower than plan limits. All share classes may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD for providing certain shareholder services. Expenses in excess of these amounts, up to approved limits, may be used to compensate dealers and wholesalers for shares sold.

For Class A, the Board of Trustees has also approved the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. This class reimburses AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.25% is not exceeded. As of July 31, 2004, unreimbursed expenses subject to reimbursement totaled $66,000 for the Maryland Fund and $104,000 for the Virginia Fund.

Share class            Currently approved limits            Plan limits

Class A                          0.25%                         0.25%
Class B                          1.00                          1.00
Class C                          1.00                          1.00
Class F                          0.25                          0.50

Transfer agent services -- The Funds have a transfer agent agreement with AFS for classes A and B. Under this agreement, these share classes compensate AFS for transfer agent services including shareholder recordkeeping, communications and transaction processing. AFS is also compensated for certain transfer agent services provided to all other share classes from the administrative services fees paid to CRMC described below.

Administrative services -- The Funds have an administrative services agreement with CRMC to provide transfer agent and other related shareholder services for all classes of shares other than classes A and B. Each relevant class pays CRMC annual fees of 0.15% (0.10% for Class R-5) based on its respective average daily net assets. Each relevant class also pays AFS additional amounts for certain transfer agent services. CRMC and AFS may use these fees to compensate third parties for performing these services.

Expenses under the agreements described above for the year ended July 31, 2004, were as follows (dollars in thousands):

Maryland
                                                   Administrative services

            Distribution   Transfer agent   CRMC administrative  Transfer agent
Share class   services        services           services           services

Class A         $389             $38          Not applicable     Not applicable
Class B          188               6          Not applicable     Not applicable
Class C          148         Included in            $22                $2
Class F           10       Administrative             6                 1
Class R-5  Not applicable     services                3                --

Total           $735             $44                $31                $3


Virginia
                                                   Administrative services

            Distribution   Transfer agent   CRMC administrative  Transfer agent
Share class   services        services           services           services

Class A         $473             $50          Not applicable     Not applicable
Class B          143               4          Not applicable     Not applicable
Class C          147         Included in            $22                $2
Class F           16       administrative             9                 1
Class R-5  Not applicable     services                2                --

Total           $779             $54                $33                $3


Deferred Trustees' compensation -- Since the adoption of the deferred compensation plan in 1994, Independent Trustees may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the Funds, are treated as if invested in shares of the Funds or other American Funds. These amounts represent general, unsecured liabilities of the Funds and vary according to the total returns of the selected Funds. Trustees' compensation in the accompanying financial statements includes $16,000 for each Fund in current fees (either paid in cash or deferred) and a net increase of $3,000 in each Fund in the value of the deferred amounts.

Affiliated officers and Trustees -- All the officers of the Trust and three of its Trustees are affiliated with WMC and received no compensation directly from the Funds.

4. Capital share transactions

Capital share transactions in the Funds were as follows (dollars and shares in thousands):



Maryland

                                                 Reinvestments of dividends                      Net (decrease)
                                      Sales<F1>       and distributions      Repurchases<F1>        increase

Share class                       Amount    Shares    Amount    Shares      Amount    Shares    Amount    Shares

Year ended July 31, 2004
Class A                          $27,057     1,683    $4,126       257   $(35,229)   (2,190)  $(4,046)     (250)
Class B                            3,091       193       391        24     (2,808)     (175)       674        42
Class C                            7,926       492       329        21     (3,652)     (228)     4,603       285
Class F                            2,770       172        98         6     (1,545)      (97)     1,323        81
Class R-5                             --        --        87         6          --        --        87         6
Total net increase (decrease)    $40,844     2,540    $5,031       314   $(43,234)   (2,690)    $2,641       164

Year ended July 31, 2003
Class A                          $37,565     2,333    $4,093       255   $(22,042)   (1,369)   $19,616     1,219
Class B                            9,335       580       303        19     (2,901)     (181)     6,737       418
Class C                           13,637       848       214        13     (6,988)     (436)     6,863       425
Class F                            2,368       147        71         5       (733)      (46)     1,706       106
Class R-5                             --        --        86         5         (1)    --<F2>        85         5
Total net increase (decrease)    $62,905     3,908    $4,767       297   $(32,665)   (2,032)   $35,007     2,173




Virginia

                                                 Reinvestments of dividends                      Net (decrease)
                                      Sales<F1>       and distributions       Repurchases1          increase

Share class                       Amount    Shares    Amount    Shares      Amount    Shares    Amount    Shares


Year ended July 31, 2004
Class A                          $33,025     1,977    $4,467       268   $(39,849)   (2,396)  $(2,357)     (151)
Class B                            2,229       134       320        19     (2,557)     (154)       (8)       (1)
Class C                            5,053       303       300        18     (4,545)     (274)       808        47
Class F                            5,108       307       138         8     (1,361)      (82)     3,885       233
Class R-5                             --        --        80         5          --        --        80         5
Total net increase (decrease)    $45,415     2,721    $5,305       318   $(48,312)   (2,906)   $ 2,408       133


Year ended July 31, 2003
Class A                          $49,393     2,947    $4,513       270   $(30,916)   (1,849)   $22,990     1,368
Class B                           10,177       608       236        14     (3,063)     (183)     7,350       439
Class C                           12,553       751       259        15     (6,856)     (411)     5,956       355
Class F                            2,727       162        59         4       (239)      (14)     2,547       152
Class R-5                             --        --        81         5      --<F2>    --<F2>        81         5
Total net increase (decrease)    $74,850     4,468    $5,148       308   $(41,074)   (2,457)   $38,924     2,319



<F1>Includes exchanges between share classes of the Fund.
<F2> Amount less than one thousand.

5. Investment transactions and other disclosures

The Maryland Fund and Virginia Fund made purchases of investment securities, excluding short-term securities, of $28,209,000 and $30,946,000, and sales of $19,166,000 and $17,175,000, respectively, during the year ended July 31, 2004.

The Funds receive a reduction in their custodian fees equal to the amount of interest calculated on certain cash balances held at the custodian bank. For the year ended July 31, 2004, the custodian fees of $4,000 each for the Maryland Fund and Virginia Fund included $2,000 and $3,000, respectively, that were offset by this reduction, rather than paid in cash.


Report of independent registered public accounting firm

The American Funds Tax-Exempt Series I

To the Board of Trustees and Shareholders:

In our opinion, the accompanying statements of assets and liabilities, including the investment portfolios, and the related statements of operations and changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Tax-Exempt Fund of Maryland and The Tax-Exempt Fund of Virginia (constituting The American Funds Tax-Exempt Series I, hereafter referred to as the "Trust") at July 31, 2004, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

(signature of PricewaterhouseCoopers,LLP

Los Angeles, California
September 2, 2004
Tax information (unaudited)

The American Funds Tax-Exempt Series I

We are required to advise you within 60 days of the Maryland and Virginia Funds' fiscal year-end regarding the Federal tax status of certain distributions received by shareholders during such fiscal year. The information below is provided for the Funds' fiscal year ending July 31, 2004.

Shareholders may exclude from Federal taxable income any exempt-interest dividends paid by the Funds from net investment income. For purposes of computing this exclusion, all of the dividends paid by the Funds from net investment income earned during the fiscal year qualify as exempt-interest dividends. Any distributions paid from realized net short-term or long-term capital gains are not exempt from Federal taxation.

Since the information above is reported for the Funds' fiscal year and not the calendar year, shareholders should refer to their Form 1099-DIV or other tax information which will be mailed in January 2005 to determine the calendar year amounts to be included on their 2004 tax returns. Shareholders should consult their tax advisers.

Other share class results (unaudited)

The American Funds Tax-Exempt Series I

Figures shown are past results and are not predictive of results in future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For the most current information and month-end results, visit americanfunds.com.

Returns for periods ended June 30, 2004 (the most recent calendar quarter):

The Tax-Exempt Fund of Maryland

Class B, Class C and Class F                            1 year     Life of class

Class B shares
Reflecting applicable contingent deferred sales
  charge (CDSC), maximum of 5%, payable only if
  shares are sold within six years of purchase          4.66%         +4.55%/1/

Not reflecting CDSC                                    +0.19%         +4.95%/1/

Class C shares
Reflecting CDSC, maximum of 1%, payable only if
  shares are sold within one year of purchase           0.91%         +4.03%/2/

Not reflecting CDSC                                    +0.07%         +4.03%/2/

Class F shares/3/
Not reflecting annual asset-based fee charged by
  sponsoring firm                                      +0.80%         +4.52%/4/

The Tax-Exempt Fund of Virginia

Class B, Class C and Class F                            1 year     Life of class

Class B shares
Reflecting applicable contingent deferred sales
  charge (CDSC), maximum of 5%, payable only if
  shares are sold within six years of purchase          5.91%         +4.64%/1/

Not reflecting CDSC                                     1.10%         +5.04%/1/

Class C shares
Reflecting CDSC, maximum of 1%, payable only if
  shares are sold within one year of purchase           2.18%         +3.77%/5/

Not reflecting CDSC                                     1.22%         +3.77%/5/

Class F shares/3/
Not reflecting annual asset-based fee charged
  by sponsoring firm                                    0.49%         +4.03%/6/


/1/ Average annual total return from March 15, 2000, when Class B shares were first sold.

/2/ Average annual total return from April 12, 2001, when Class C shares were first sold.

/3/ These shares are sold without any initial or contingent deferred sales charge.

/4/ Average annual total return from June 15, 2001, when Class F shares were first sold.

/5/ Average annual total return from April 18, 2001, when Class C shares were first sold.

/6/ Average annual total return from April 4, 2001, when Class F shares were first sold.


Expense example (unaudited)

The American Funds Tax-Exempt Series I


As a shareholder of the Funds, you incur two types of costs: (1) transaction costs such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds so you can compare these costs with the ongoing costs of investing in other mutual funds. The examples on the next page are based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2004 through July 31, 2004).

Actual expenses:

The first line of each share class in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period. There are some account fees that are charged to certain types of accounts, such as Individual Retirement Accounts (generally, a $10 fee is charged to set up the account and an additional $10 fee is charged to the account annually) that would increase the amount of expenses paid on your account. In addition, Class F shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.50% to 3.00% of assets annually depending on services offered. You may use the information in the table to estimate the impact of these fees by adding the amount of the fees to the number in the first line for your share class under the heading entitled "Expenses paid during period," and subtracting the amount of the fees from the number in that first line under the heading entitled "Ending account value."

Hypothetical example for comparison purposes:

The second line of each share class in the table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds. There are some account fees that are charged to certain shareholders, such as Individual Retirement Accounts (generally, a $10 fee is charged to set up the account and an additional $10 fee is charged to the account annually) that would increase the amount of expenses paid on your account. In addition, Class F shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.50% to 3.00% of assets annually depending on services offered. You may use the information in the table to estimate the impact of these fees by adding the amount of the fees to the number in the second line for your share class under the heading entitled "Expenses paid during period," and subtracting the amount of the fees from the number in that second line under the heading entitled "Ending account value."

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


The Tax-Exempt Fund of Maryland

                                           Beginning       Ending
                                         account value  account value  Expenses paid   Annualized
                                           2/1/2004       7/31/2004  during period<F1>expense ratio


Class A -- actual return                   $1,000.00      $1,003.98        $3.54            .71%
Class A -- assumed 5% return                1,000.00       1,021.33         3.57            .71
Class B -- actual return                    1,000.00       1,000.27         7.31           1.47
Class B -- assumed 5% return                1,000.00       1,017.55         7.37           1.47
Class C -- actual return                    1,000.00         999.64         7.95           1.60
Class C -- assumed 5% return                1,000.00       1,016.91         8.02           1.60
Class F -- actual return                    1,000.00       1,003.32         4.18            .84
Class F -- assumed 5% return                1,000.00       1,020.69         4.22            .84
Class R-5 -- actual return                  1,000.00       1,004.84         2.64            .53
Class R-5 -- assumed 5% return              1,000.00       1,022.23         2.66            .53



The Tax-Exempt Fund of Virginia

                                           Beginning       Ending
                                         account value  account value  Expenses paid   Annualized
                                           2/1/2004       7/31/2004  during period<F1>expense ratio


Class A -- actual return                   $1,000.00      $  996.21         3.38            .68%
Class A -- assumed 5% return                1,000.00       1,021.48         3.42            .68
Class B -- actual return                    1,000.00         992.56         7.13           1.44
Class B -- assumed 5% return                1,000.00       1,017.70         7.22           1.44
Class C -- actual return                    1,000.00         991.94         7.78           1.57
Class C -- assumed 5% return                1,000.00       1,017.06         7.87           1.57
Class F -- actual return                    1,000.00         995.59         4.02            .81
Class F -- assumed 5% return                1,000.00       1,020.84         4.07            .81
Class R-5 -- actual return                  1,000.00         997.09         2.48            .50
Class R-5 -- assumed 5% return              1,000.00       1,022.38         2.51            .50



<F1>1Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period (182), and divided by 366 (to reflect the one-half year period).


Board of Trustees and officers

The American Funds Tax-Exempt Series I

Independent Trustees

                                                                                   Number of
                          Year first                                              portfolios
                           elected a                                                in Fund
                            Trustee                                               complex<F2>
                            of the    Principal occupation(s) during                overseen
Name and age               Trust<F1>  past five years                             by Trustee   Other directorships<F3> held


Cyrus A. Ansary, 70          1986     President, Investment Services                   3       JPMorgan Value Opportunities Fund
                                      International Co. LLC (private investment
                                      company for various operating entities)

Daniel J. Callahan III, 72   2002     Vice Chairman and Treasurer, The Morris &        3       JPMorgan Value Opportunities Fund;
                                      Gwendolyn Cafritz Foundation                             WGL Holdings, Inc.

James C. Miller III, 62      2000     Chairman, The CapAnalysis Group, LLC             3       Flyi Inc.; JPMorgan Value
                                      (economic, financial and regulatory                      Opportunities Fund
                                      consulting); Former Counselor, Citizens for
                                      a Sound Economy

Katherine D. Ortega, 70      2003     Former Treasurer of the United States            3       JPMorgan Value Opportunities Fund;
                                                                                               The Kroger Co.; Rayonier Inc.

J. Knox Singleton, 56        2004     President and Chief Executive Officer,           3       Healthcare Realty Trust; JPMorgan
                                      INOVA Health System                                      Value Opportunities Fund

T. Eugene Smith, 73          1986     President, T. Eugene Smith, Inc. (real           3       JPMorgan Value Opportunities Fund
                                      estate consulting, planning, and development)

Interested Trustees<F4>

Name, age and position with Trust

James H. Lemon, Jr., 68      1986     Chairman of the Board and Chief Executive        3       JPMorgan Value Opportunities Fund
Chairman of the Board                 Officer, The Johnston-Lemon Group,
                                      Incorporated (financial services holding
                                      company)

Harry J. Lister, 68          1986     Director, Washington Management Corporation      3       JPMorgan Value Opportunities Fund
Vice Chairman of the Board

Jeffrey L. Steele, 58        2002     President and Director, Washington               3       JPMorgan Value Opportunities Fund
President                             Management Corporation; Former Partner,
                                      Dechert Price and Rhoads

Chairman Emeritus,
Stephen Hartwell



Officers
                          Year first
                          elected an
                            officer
Name, age and               of the
position with Trust        Trust<F1>  Principal occupation(s) during past five years


Howard L. Kitzmiller, 74     1986     Director, Senior Vice President, Secretary and Assistant Treasurer,
Senior Vice President and             Washington Management Corporation
Secretary

Lois A. Erhard, 52           1988     Vice President, Washington Management Corporation
Vice President

Michael W. Stockton, 37      1996     Director, Vice President, Assistant Secretary and Assistant Treasurer,
Vice President, Assistant             Washington Management Corporation
Secretary and Treasurer

J. Lanier Frank, 43          1998     Assistant Vice President, Washington Management Corporation
Assistant Vice President

Ashley L. Shaw, 35 <F5>      2000     Assistant Secretary, Washington Management Corporation; Former Attorney/Law Clerk
Assistant Secretary



The statement of additional information includes additional information about the Trust's Trustees and is available without charge upon request by calling
American Funds Service Company at 800/421-0180. The address for all Trustees and officers of the Trust is 1101 Vermont Avenue, NW, Washington, DC, 20005,
Attention: Trust Secretary.

<F1> Trustees and officers of the Trust serve until their resignation, removal or retirement.

<F2> In each instance where a Trustee of the Trust serves on other Funds affiliated with The American Funds Group, such service is as a Director of Washington Mutual Investors Fund.

<F3> This includes all directorships other than those in The American Funds
Group that are held by each Trustee as a director of a public company or a registered investment company. JPMorgan Value Opportunities Fund was formerly The Growth Fund of Washington.

<F4> "Interested persons" within the meaning of the 1940 Act, on the basis of their affiliation with the Trust's Business Manager, Washington Management Corporation.

<F5> Ashley L. Shaw is the daughter of James H. Lemon, Jr.

Offices

The American Funds Tax-Exempt Series

Offices of the Funds and of the business manager
Washington Management Corporation
1101 Vermont Avenue, NW
Washington, DC 20005-3521
202/842-5665

Investment adviser
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

135 South State College Boulevard
Brea, CA 92821-5823


Transfer agent
American Funds Service Company
P.O. Box 2280
Norfolk, VA 23501-2280
Custodian of assets
JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

Counsel
Thompson, O'Donnell, Markham,
Norton & Hannon
1212 New York Avenue, NW
Washington, DC 20005-3987

Independent registered public
accounting firm
PricewaterhouseCoopers LLP
350 South Grand Avenue
Los Angeles, CA 90071-2889

Principal underwriter
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

There are several ways to invest in The Tax-Exempt Fund of Maryland and The Tax-Exempt Fund of Virginia. Class A shares are subject to a 3.75% maximum up-front sales charge that declines for accounts of $100,000 or more and eliminated for purchases of $1 million or more. Other share classes have no up-front sales charges but are subject to additional annual expenses and fees. For the Maryland and Virginia Funds, annual expenses for Class B shares were higher (0.76% for the Maryland Fund and 0.75% for the Virginia Fund) than for Class A shares; Class B shares convert to Class A shares after eight years of ownership. If redeemed within six years, Class B shares may also be subject to a contingent deferred sales charge ("CDSC") of up to 5% that declines over time. Class C shares were subject to annual expenses 0.88% higher than those for Class A shares and a 1% CDSC if redeemed within the first year after purchase. Class C shares convert to Class F shares after 10 years. Class F shares, which are available only through certain fee-based programs offered by broker-dealer firms and registered investment advisers, had annual expenses 0.13% higher than did Class A shares, and an annual asset-based fee charged by the sponsoring firm. Expenses are deducted from income earned by the Funds. As a result, dividends and investment results will differ for each share class.

Investors should carefully consider the investment objectives, risks, charges and expenses of the Funds. This and other important information is contained in the Fund's prospectus, which can be obtained from your financial adviser and should be read carefully before investing. You may also call American Funds Service Company at 800/421-0180 or visit the American Funds website at americanfunds.com.

"American Funds Proxy Voting Guidelines" which describes how we vote proxies relating to portfolio securities is available upon request, free of charge, by calling American Funds Service Company, visiting the American Funds website or accessing the U.S. Securities and Exchange Commission website at www.sec.gov. The Funds' proxy voting records for the 12 months ended June 30, 2004, are also available on the American Funds and SEC websites.

The Funds file a complete list of their portfolio holdings with the U.S. Securities and Exchange Commission for the first and third quarters of each fiscal year on Forms N-Q. When filed, Forms N-Q will be available free of charge, upon request, by accessing the U.S. Securities and Exchange Commission website or by calling American Funds Service Company. You may also review or, for a fee, copy the forms at the Commission's Public Reference Room in Washington, DC (800/SEC-0330).

This report is for the information of shareholders in the The American Funds Tax-Exempt Series I, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Funds. If used as sales material after September 30, 2004, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

(American Funds Logo)
The right choice for the long term(R)

American Funds
Capital Research and Management
Capital International
Capital Guardian
Capital Bank and Trust

Lit. No. MFGEAR-011-0904P(recyclelogo)
Printed on recycled paper
The Capital Group Companies

ITEM 2 - Code of Ethics

The Registrant has adopted a code of ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made to American Funds Service Company at 800/421-0180 or to the Secretary of the Registrant, 1101 Vermont Avenue, NW, Suite 600, Washington, DC 20005.



ITEM 3 - Audit Committee Financial Expert

The Registrant's Board has determined that Katherine D. Ortega, a member of the Registrant's Audit Committee, is an "audit committee financial expert" and "independent," as such terms are defined in this Item. This designation will not increase the designee's duties, obligations or liability as compared to her duties, obligations and liability as a member of the Audit Committee and of the Board; nor will it reduce the responsibility of the other Audit Committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the Board had designated them as such. Most importantly, the Board believes each member of the Audit Committee contributes significantly to the effective oversight of the Registrant's financial statements and condition.


ITEM 4 - Principal Accountant Fees and Services

4. Fees billed by the Registrant's auditors for each of the last two fiscal years, including fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant, and a description of the nature of the services comprising the fees, are listed below:

     Registrant:
         a)       Audit Fees:
              2003             $54,000
              2004             $53,000
         b) Audit- Related Fees:
              2003             none
              2004             none

              The audit-related fees consist of assurance
              and related services relating to the
              examination of the Registrant's investment
              adviser conducted in accordance with
              Statement on Auditing Standards Number 70
              issued by the American Institute of
              Certified Public Accountants.
         c) Tax Fees:
              2003             $7,000
              2004             $6,000
              The tax fees consist of professional
              services relating to the preparation of the Registrant's tax returns.

         d) All Other Fees:
              2003             none
              2004             none

              Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):
         a) Audit- Related Fees:
              2003             none
              2004             none
         b) Tax Fees:
              2003             none
              2004             none
         c) All Other Fees:
              2003             none
              2004             none

     The Registrant's Audit Committee will pre-approve all audit and permissible non-audit services that the Committee considers compatible with maintaining the auditors' independence. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the business manager or investment adviser, and any entity controlling, controlled by, or under common control with the business manager or investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the registrant. The Committee will not delegate its responsibility to pre-approve these services to the business manager or investment adviser. The Committee may delegate to one or more Committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full Committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the services listed above under paragraphs b, c and d.


     Aggregate non-audit fees paid to the Registrant's auditors, including fees for all services billed to the Registrant and the adviser and affiliates that provide ongoing services to the Registrant were $7,000 for fiscal year 2003 and $6,000 for fiscal year 2004. The non-audit services represented by these amounts were brought to the attention of the Committee and considered to be compatible with maintaining the auditors' independence.

ITEM 5 - Audit Committee of Listed Registrants

Not applicable.


ITEM 6 - Schedule of Investments

The full schedule of investments for each Fund is included as part of the report to shareholders filed under Item 1 of this Form.




ITEM 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.


ITEM 8 - Purchase of Equity Securities by Closed End Management Investment Company and Affiliated Procedures Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.


ITEM 9 - Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees since the registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a Governance Committee comprised solely of persons who are not considered "interested persons" of the registrant within the meaning of the Investment Company Act of 1940. The committee periodically reviews such issues as the Board's composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full Board of Trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the Board. Such suggestions must be sent in writing to the Governance Committee of the Registrant, c/o the Registrant's Secretary, and should be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the Governance Committee.


ITEM 10 - Controls and Procedures

(a) The Registrant's Principal Executive Officer and Treasurer have concluded, based on their evaluation of the Registrant's disclosure controls and procedures (as such term is defined in rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b) There were no changes in the Registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant's last fiscal half-year (the Registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.


ITEM 11 - Exhibits

(a) The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.


(b) The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                THE AMERICAN FUNDS TAX-EXEMPT SERIES I

                                By /s/ Jeffrey L. Steele, President and PEO

                            Date: September 27, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.



By  /s/ Jeffrey L. Steele, President and PEO
Date: September 27, 2004



 By /s/  Michael W. Stockton, Vice President and Treasurer

Date: September 27, 2004